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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT 1934

                         DATE OF REPORT: APRIL 18, 2005
                               __________________


                                 PACIFICNET INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-24985               91-2118007
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                          UNIT 2710, HONG KONG PLAZA,
                       188 CONNAUGHT ROAD WEST, HONG KONG
                                011-85-2876-2900
                                ----------------
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

         On April 18, 2005, PacificNet Inc. (the "Company") issued a press release containing certain financial results for the fourth quarter and full year ended December 31, 2004. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such financial results are unaudited and are subject to adjustment.

         The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

          99.1 Press release dated April 18, 2005 announcing PacificNet Inc.'s financial results for fourth quarter and full year ended December 31, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PACIFICNET INC.

                                             By: /s/ Victor Tong
                                                 ---------------------------
                                                 Name: Victor Tong
                                                 Title: President

Dated: April 27, 2005


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